Exhibit 99.1

February 22, 2021

FOR ADDITIONAL INFORMATION

Media	Investors
Ken Stammen	Randy Hulen
Corporate Media Relations	VP, Investor Relations &
(614) 460-5544	Treasurer
kstammen@nisource.com	(219) 647-5688
rghulen@nisource.com

NiSource Announces $750 Million At-The-Market (ATM)

Equity Issuance Program

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) (“NiSource”) announced today that it has established an “at-the-market” (“ATM”) equity offering program under which it may sell shares of its common stock having an aggregate sales price of up to $750 million.

NiSource has entered into separate equity distribution agreements with each of Barclays Capital Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley and Wells Fargo Securities, LLC in their respective capacities as sales agents and as forward sellers (collectively, the “Agents”). Pursuant to these agreements, sales of shares of NiSource’s common stock may be made in transactions that are deemed to be “at-the-market” offerings, including sales made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale or as agreed to with the applicable Agent.

In addition to the issuance and sale of shares of its common stock through the Agents, NiSource may enter into forward sale agreements with the Agents or certain of their respective affiliates, each in their capacity as forward purchasers (collectively, the “Forward Purchasers”). In connection with each such forward sale agreement, the applicable Forward Purchaser will, at NiSource’s request, borrow from third parties and, through the relevant Agent, sell a number of shares of common stock equal to the number of shares underlying such forward purchase agreement to hedge such forward sale agreement.

NiSource intends to use the proceeds from the sales, if any, of the shares of its common stock for general corporate purposes, including to finance capital expenditures, additions to working capital and repayment of existing indebtedness.

A registration statement relating to these securities has become effective under the Securities Act of 1933, as amended. The offering is being made by means of a prospectus supplement to the prospectus contained in the registration statement. Before making an investment in these securities, potential investors should read the prospectus supplement and the accompanying prospectus for more complete information about NiSource and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Alternatively, potential investors may contact any Agent participating in the offering, who will arrange to send them these documents: Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155

Long Island Avenue, Edgewood, NY 11717, Telephone: (866) 803-9204; KeyBanc Capital Markets Inc., 127 Public Square, 4th Floor, Cleveland, OH 44114; Mizuho Securities USA LLC, 1271 Avenue of the Americas, 3rd Floor, New York, NY 10020; Morgan Stanley at Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Wells Fargo Securities, LLC, 500 West 33rd Street, New York, NY 10001.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.2 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource has approximately 7,500 employees. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found on its website. The contents of our website are not incorporated by reference herein. NI-F

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, among other things, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; potential cyber-attacks; any damage to our reputation; any remaining liabilities or impact related to the sale of the Columbia Gas of Massachusetts business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the impacts of climate change and extreme weather conditions; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; adverse economic and capital market conditions or increases in interest rates; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to a series of fires and explosions that occurred in Lawrence, Andover and North Andover, Massachusetts related to the delivery of natural gas by Columbia of Massachusetts in September 2018 (the “Greater Lawrence Incident”); compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in the “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our subsequent SEC filings, some of which risks are beyond our control.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

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